UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2006
LEXAR MEDIA, INC.
(Exact name of the Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-31103 (Commission File Number)	33-0723123 (IRS Employer Identification No.)

47300 Bayside Parkway, Fremont, California (Address of principal executive offices)	94538 (Zip Code)
(510) 413-1200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.01
EXHIBIT 99.02

Item 8.01. Other Events.
Joint Press Release
On June 2, 2006, Lexar Media, Inc. (“Lexar”) issued a joint press release with Micron Technology, Inc. (“Micron”) (the “Joint Press Release”) announcing that Micron is prepared to increase the exchange ratio that each outstanding share of Lexar common stock would receive in the merger from 0.5625 shares of Micron common stock to 0.5925 shares of Micron common stock, subject to approval of the boards of directors of Micron and Lexar and subject to Micron’s determination that there is sufficient Lexar stockholder support for the merger at the revised exchange ratio.
The foregoing description of the Joint Press Release is qualified in its entirety by the copy of the Joint Press Release that is attached to this report as Exhibit 99.01 and is incorporated herein by reference.
Press Release
On June 2, 2006, Lexar issued a press release (the “Press Release”) announcing that it has adjourned its June 2, 2006 special meeting of stockholders to Friday, June 16, 2006 at 2:00 p.m. PDT at Lexar’s corporate headquarters at 47300 Bayside Parkway, Fremont, California, and that the record date for stockholders entitled to vote at the special meeting remains April 28, 2006.
The foregoing description of the Press Release is qualified in its entirety by the copy of the Press Release that is attached to this report as Exhibit 99.02 and is incorporated herein by reference.
Cautionary Note Regarding Forward-Looking Statements
This Form 8-K contains forward-looking statements that involve risks and uncertainties concerning Micron’s proposed acquisition of Lexar, including the possibility that Micron will increase the exchange ratio in the proposed merger and the timing of the special meeting of Lexar stockholders. Actual events or results may differ materially from those described in this Form 8-K due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the exchange ratio will not be increased, the transaction will not close or that the closing may be further delayed. In addition, please refer to the documents that Micron and Lexar file with the Securities and Exchange Commission on Forms S-4, 10-K, 10-Q and 8-K. The filings by each of Micron and Lexar identify and address other important factors that could cause actual results to differ materially from those contained in the forward-looking statements set forth in this Form 8-K. Lexar is under no duty to update any of the forward-looking statements after the date of this Form 8-K to conform to actual results.
Additional Information About the Merger and Where to Find It
Micron has filed a registration statement on Form S-4 (Registration No. 333-132757), as amended, containing a definitive proxy statement/prospectus and other relevant materials in connection with the proposed acquisition of Lexar by Micron. On May 4, 2006, the definitive proxy statement/prospectus was mailed to Lexar stockholders of record as of the close of business on April 28, 2006. Investors and security holders of Lexar are urged to read the definitive proxy statement/prospectus and the other relevant materials because they contain important information about Micron, Lexar and the proposed merger. The definitive proxy statement/ prospectus and other relevant materials, and any other documents filed by Micron or Lexar with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Micron by contacting Micron Investor Relations, Kipp Bedard, (208) 368-4465. Investors and security holders may obtain free copies of the documents filed with the SEC by Lexar by contacting Lexar Chief Financial Officer, Michael Scarpelli, (510) 580-8730. Investors and security holders of Lexar are urged to read the definitive proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed merger.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
99.01	Joint Press Release, dated June 2, 2006
99.02	Press Release, dated June 2, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXAR MEDIA, INC.
Date: June 2, 2006	By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.01	Joint Press release, dated June 2, 2006
99.02	Press release, dated June 2, 2006